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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 20, 2005


                               CASH SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

      1-31955                                                  87-0398535
(Commission File Number)                                     (IRS Employer
                                                           Identification No.)

                       3201 WEST COUNTY ROAD 42, SUITE 106
                           BURNSVILLE, MINNESOTA 55306
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 895-8399
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.


     On April 20, 2005, the Board of Directors of Cash Systems, Inc. (the "Company"), acting pursuant to authority granted by the Company's Bylaws, elected Donald D. Snyder and Patricia W. Becker as additional directors. Mr. Snyder and Ms. Becker were named to serve on the Audit Committee and Compensation Committee of the Board.

     The newly elected directors were not named as directors pursuant to any arrangement or understanding with any third person. There is not currently, nor has there been in the past, any transaction with the Company or any of its subsidiaries or affiliates in which Mr. Snyder or Ms. Becker have or had a direct or an indirect material interest.

     The full text of the press release announcing the election of directors is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements: None.

     (b)  Pro forma financial information: None.

     (c)  Exhibits:

               99.1   Press Release dated April 21, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 26, 2005                           CASH SYSTEMS, INC.



                                                By  /s/ David S. Clifford
                                                  ------------------------------
                                                        David S. Clifford
                                                        Chief Financial Officer



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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

                               CASH SYSTEMS, INC.


Date of Report:                                             Commission File No.:
April 20, 2005                                                           1-31955


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EXHIBIT NO.                ITEM
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
99.1                       Press Release dated April 21, 2005
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